UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 1, 2005
QUINTANA MARITIME LIMITED
(Exact name of registrant as specified in its charter)

Marshall Islands	000-51412	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
Quintana Maritime Limited
c/o Quintana Management LLC
Pandoras 13 & Kyprou Street
166 74 Glyfada
Greece
(Address of principal executive office)
011-30-210-898-5056
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
     On December 1, 2005, the Securities and Exchange Commission (the “SEC”) entered an order relating to alleged violations of Section 13(k) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Stamatis Molaris, Quintana’s Chief Executive Officer, while Mr. Molaris was serving as Chief Financial Officer of Stelmar Shipping Ltd. Quintana disclosed the existence and nature of the SEC proceedings in its Registration Statement on Form S-1 and in subsequent Exchange Act reports.
     Without admitting or denying the findings in the order, Mr. Molaris agreed to cease and desist from causing any future violations of Section 13(k) of the Exchange Act. The SEC did not impose any monetary sanctions on Mr. Molaris.
     The description of the order contained herein is qualified in its entirety by the order itself, which is attached as Exhibit 99.1 to this Form 8‑K.
Item 9.01    Financial Statements and Exhibits

99.1	U.S. Securities and Exchange Commission Litigation Release No. 52865, dated December 1, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUINTANA MARITIME LIMITED
By:	/s/ Steve Putman
Steve Putman
Vice President and General Counsel

Dated: December 2, 2005

EXHIBIT INDEX

99.1	U.S. Securities and Exchange Commission Litigation Release No. 52865, dated December 1, 2005.
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